Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked "* * * *" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF PAGES 1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Fifteen (15)	See Block 16C	N/A	N/A

6. ISSUED BY CODE

HHS/OS/ASPR/AMCG
330 Independence Avenue, SW, Room G640
Washington, DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE

HHS/OS/ASPR/AMCG

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

BioCryst Pharmaceuticals, Inc.
4505 Emperor Boulevard, Suite 200
Durham, NC 27703

CODE FACILITY CODE

(X)

☐ 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

☒ 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700032C

10B. DATED (SEE ITEM 13) January 3, 2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.242-15, Stop-Work Order
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To extend the period of the Stop-Work Order for an additional 116 days until December 31, 2013. The Stop-Work Order is revised to include three (3) additional activities: 1) $*** cap for NDA package preparation including all related activities, virology testing/ analysis; 2) Shionogi Transfer Fee not to exceed $*** and access to all the Shionogi data sets for BARDA review; and 3) Work associated with formalizing pediatric plan.

Total contract amount remains unchanged ($234,852,147).
Contract completion date remains unchanged (December 31, 2013).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		Kim Morris	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		(Signature of Contracting Officer)	